UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 26, 2021

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	WRE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 26, 2021, Washington Real Estate Investment Trust (“WashREIT”) completed its previously announced disposition of twelve office assets (the “Office Portfolio”) for a sale price of $766.0 million, pursuant to a purchase and sale agreement with BPG Acquisitions, LLC, a Delaware limited liability company.

The Office Portfolio consists of the following twelve assets:

1. 515 King Street - 515 King Street, Alexandria, Virginia 22314
2.Courthouse Square - 510 & 526 King Street, Alexandria, Virginia 22314
3. 1600 Wilson Boulevard - 1600 Wilson Boulevard, Arlington, Virginia 22209
4.Fairgate at Ballston - 1005 North Glebe Road, Arlington, Virginia 22101
5.Arlington Tower - 1300 North 17th Street, Arlington, Virginia 22209
6.Silverline Center - 7900 Westpark Drive, Tysons, Virginia 22209
7. 1901 Pennsylvania Avenue - 1901 Pennsylvania Avenue, NW, Washington, DC 20006
8. 1220 19th Street - 1220 19th Street, NW, Washington, DC 20036
9. 2000 M Street - 2000 M Street, NW, Washington, DC 20036 (leasehold interest)
10. 1140 Connecticut Avenue - 1140 Connecticut Avenue, NW, Washington, DC 20007
11.Army Navy Building - 1627 Eye Street, NW, Washington, DC 20006
12. 1775 Eye Street - 1775 Eye Street, NW, Washington, DC 20006

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following pro forma financial statements reflecting the Office Portfolio disposition described above and other probable dispositions and debt repayments are filed hereto:

1.     WashREIT Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2021.
2.    WashREIT Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2021 and the twelve months ended December 31, 2020, 2019 and 2018.

(d) Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued July 26, 2021

Forward-Looking Statements

Statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to, the risks associated with the failure to enter into and/or complete contemplated acquisitions or dispositions (including the expected retail asset sales) within the price ranges anticipated and on the terms and timing anticipated, or at all; our ability to execute on our strategies, including new strategies with respect to our operations and our portfolio, including the acquisition of multifamily properties in the Southeastern markets, the repayment of debt and termination of interest rate swaps, on the terms anticipated, or at all; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2020 Form 10-K filed on

February 16, 2021. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Vice President, Chief Accounting Officer

July 26, 2021
(Date)

WASHINGTON REAL ESTATE INVESTMENT TRUST
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AND
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited consolidated pro forma financial information should be read in conjunction with WashREIT's Form 8-K filed with the Securities and Exchange Commission on July 15, 2021, reporting the disposition of the Office Portfolio; the consolidated financial statements and notes thereto included in WashREIT's Annual Report on Form 10-K for the twelve months ended December 31, 2020 and WashREIT's Quarterly Report on Form 10-Q for the three months ended March 31, 2021. In management's opinion, all adjustments necessary to reflect these dispositions and related transactions have been made.

The unaudited consolidated pro forma financial information is not necessarily indicative of what WashREIT's actual results of operations would have been had the transactions been consummated on the dates indicated, nor does it purport to represent WashREIT's results of operations or financial position for any future period. The pro forma results of operations for the periods ended December 31, 2020, 2019 and 2018 and March 31, 2021 are not necessarily indicative of the operating results for these periods.

The Office Portfolio, sold on July 26, 2021 for an aggregate contract sale price of $766.0 million (exclusive of closing costs) consists of 12 office assets as follows:

1. 515 King Street - 515 King Street, Alexandria, Virginia 22314
2.Courthouse Square - 510 & 526 King Street, Alexandria, Virginia 22314
3. 1600 Wilson Boulevard - 1600 Wilson Boulevard, Arlington, Virginia 22209
4.Fairgate at Ballston - 1005 North Glebe Road, Arlington, Virginia 22101
5.Arlington Tower - 1300 North 17th Street, Arlington, Virginia 22209
6.Silverline Center - 7900 Westpark Drive, Tysons, Virginia 22209
7. 1901 Pennsylvania Avenue - 1901 Pennsylvania Avenue, NW, Washington, DC 20006
8. 1220 19th Street - 1220 19th Street, NW, Washington, DC 20036
9. 2000 M Street - 2000 M Street, NW, Washington, DC 20036 (leasehold interest)
10. 1140 Connecticut Avenue - 1140 Connecticut Avenue, NW, Washington, DC 20007
11.Army Navy Building - 1627 Eye Street, NW, Washington, DC 20006
12. 1775 Eye Street - 1775 Eye Street, NW, Washington, DC 20006

On July 15, 2021, WashREIT entered into a purchase and sale agreement to sell its remaining retail properties (the "Retail Portfolio"). The Retail Portfolio, which is expected to close in August of 2021 for an aggregate contract sale price of $168.3 million (exclusive of closing costs) consists of eight retail assets as follows:

1.Spring Valley Village - 4820 Massachusetts Avenue NW, Washington, DC 20016
2.Montrose Shopping Center - 5520-5566 Randolph Road, Rockville, MD 20852
3.Randolph Shopping Center - 12205-12277 Nebel Street, Rockville, MD 20852
4.The Shops on the 800 Block of South Washington - 800-833 South Washington Street, Alexandria, VA 22314
5.Chevy Chase Metro Center - 5252 Wisconsin Avenue NW, Washington DC 20015
6.Concord Centre - Backlick Road and Commerce Street, Springfield, VA 22150
7.Westminster Shopping Center - Rt. 140 and Englar Road, Westminster, MD 21157
8.Takoma Park Shopping Center - 8750 Arliss Street, Takoma Park, MD 20812

Following the closing of the Office Portfolio, WashREIT expects to redeem $300.0 million of its Senior Notes due 2022 and repay $150.0 million of borrowings outstanding on the $250.0 million unsecured term loan entered into on July 22, 2016 and scheduled to mature in July 2023 (the “2018 Term Loan”) using cash available following the sale of the Office Portfolio. In conjunction with the repayment, WashREIT expects to terminate five interest rate swaps with a fair value of $6.5 million as of March 31, 2021.

The pro forma balance sheet as of March 31, 2021 presents consolidated financial information as if the dispositions of the Office Portfolio and Retail Portfolio, the redemption of the Senior Notes due 2022 and the repayment of the 2018 Term Loan had taken place on March 31, 2021. The pro forma condensed consolidated statements of operations for the twelve months ended December 31, 2020 and the three months ended March 31, 2021 present the pro forma results of operations as if the Office Portfolio and Retail Portfolio dispositions had taken place as of January 1, 2020. The pro forma condensed consolidated statements of operations for the twelve months ended December 31, 2019 and 2018 present the pro forma results of operations as if the Office Portfolio and Retail Portfolio dispositions had taken place as of January 1, 2018. Explanations or details of the pro forma adjustments are in the notes to the financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2021
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WashREIT	Disposition of Office Portfolio		Disposition of Retail Portfolio		Repayment of Debt		Pro Forma

Assets
Land	$551,578	$(217,335)	(1)	$(32,534)	(6)	$—		$301,709
Income producing property	2,443,104	(830,255)	(1)	(129,785)	(6)	—		1,483,064
	2,994,682	(1,047,590)		(162,319)		—		1,784,773
Accumulated depreciation and amortization	(775,691)	364,875	(1)	59,842	(6)	—		(350,974)
Net income producing property	2,218,991	(682,715)		(102,477)		—		1,433,799
Properties under development or held for future development	30,840	(478)	(1)	(644)	(6)	—		29,718
Total real estate held for investment, net	2,249,831	(683,193)		(103,121)		—		1,463,517
Cash and cash equivalents	3,017	732,454	(2)	164,516	(7)	(450,000)	(9)	431,597
						(6,501)	(10)
						(11,889)	(11)
Restricted cash	576	—		—		—		576
Rents and other receivables	59,396	(41,095)	(1)	(6,972)	(6)	—		11,329
Prepaid expenses and other assets	67,216	(35,862)	(1)	(3,240)	(6)	—		28,070
		(44)	(3)
Total assets	$2,380,036	$(27,740)		$51,183		$(468,390)		$1,935,089
Liabilities
Notes payable, net	$945,634	$—		$—		$(449,077)	(9)	$496,557
Line of credit	33,000	—		—		—		33,000
Accounts payable and other liabilities	60,339	(12,405)	(1)	(3,692)	(6)	(6,501)	(10)	41,943
		4,202	(4)
Dividend payable	25,424	—		—		—		25,424
Advance rents	6,642	(4,557)	(1)	(419)	(6)	—		1,666
Tenant security deposits	10,095	(5,103)	(1)	(737)	(6)	—		4,255
Total liabilities	1,081,134	(17,863)		(4,848)		(455,578)		602,845
Equity
Shareholders’ equity
Preferred shares; $0.01 par value; 10,000 shares authorized; no shares issued or outstanding	—	—		—		—		—
Shares of beneficial interest, $0.01 par value; 150,000 authorized; 84,564 shares issued and outstanding	846	—		—		—		846
Additional paid in capital	1,651,680	—		—		—		1,651,680
Distributions in excess of net income	(325,469)	(9,877)	(5)	56,031	(8)	(6,501)	(10)	(298,628)
						(12,812)	(12)
Accumulated other comprehensive loss	(28,473)	—		—		6,501	(10)	(21,972)
Total shareholders’ equity	1,298,584	(9,877)		56,031		(12,812)		1,331,926
Noncontrolling interests in subsidiaries	318	—		—		—		318
Total equity	1,298,902	(9,877)		56,031		(12,812)		1,332,244
Total liabilities and equity	$2,380,036	$(27,740)		$51,183		$(468,390)		$1,935,089
See accompanying notes to the pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2021

(1)     Represents the elimination of assets and liabilities associated with the Office Portfolio.

(2)     Represents the estimated net sales proceeds for the Office Portfolio.

(3)     Represents incremental costs incurred as of March 31, 2021 in connection with the disposition of the Office Portfolio.

(4)     Represents estimated additional incremental disposition-related expenses not paid at settlement.

(5)     Represents the estimated loss on sale of real estate for the Office Portfolio.

(6)     Represents the elimination of assets and liabilities associated with the Retail Portfolio.

(7)     Represents the estimated net sales proceeds for the Retail Portfolio.

(8)     Represents the estimated gain on sale of real estate for the Retail Portfolio.

(9)    Represents the expected redemption of $300.0 million of WashREIT's Senior Notes due 2022 and repayment of $150.0 million of borrowings outstanding on the 2018 Term Loan, using cash available following the sale of the Office Portfolio.

(10)     Represents the fair value as of March 31, 2021 for five interest rate swaps that are expected to be terminated in conjunction with the repayment of the Senior Notes due 2022 and the 2018 Term Loan.

(11)     Represents the estimated prepayment penalty associated with the repayment of the Senior Notes due 2022.

(12)     Represents the estimated loss on extinguishment of debt in connection with the repayment of the Senior Notes due 2022.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2021
(IN THOUSANDS, EXCEPT PER SHARE DATA)

		Disposition of Office Portfolio		Disposition of Retail Portfolio
	WashREIT					Pro Forma
Revenue
Real estate rental revenue	$69,633	$(24,160)	(1)	$(4,866)	(3)	$40,607
Expenses
Real estate expenses	26,694	(8,835)	(1)	(1,405)	(3)	16,454
Depreciation and amortization	29,643	(11,344)	(1)	(1,311)	(3)	16,988
General and administrative expenses	5,604	272	(2)	—		5,876
	61,941	(19,907)		(2,716)		39,318
Real estate operating income	7,692	(4,253)		(2,150)		1,289
Other income (expense)
Interest expense	(10,123)	—		—		(10,123)
Other income	1,284	—		—		1,284
	(8,839)	—		—		(8,839)
Net loss	$(1,147)	$(4,253)		$(2,150)		$(7,550)

Basic net loss per common share:	$(0.02)					$(0.09)
Diluted net loss per common share:	$(0.02)					$(0.09)

Weighted average shares outstanding – basic	84,413					84,413
Weighted average shares outstanding – diluted	84,413					84,413

See accompanying notes to the pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2021

(1)    Represents the elimination of income and expenses associated with the Office Portfolio.

(2)    Represents the rent expense for WashREIT's corporate office space at 1775 Eye Street.

(3)    Represents the elimination of income and expenses associated with the Retail Portfolio.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2020
(IN THOUSANDS, EXCEPT PER SHARE DATA)

		Disposition of Office Portfolio		Disposition of Retail Portfolio
	WashREIT					Pro Forma
Revenue
Real estate rental revenue	$294,118	$(101,462)	(1)	$(16,653)	(3)	$176,003
Expenses
Real estate expenses	112,909	(38,440)	(1)	(5,342)	(3)	69,127
Depreciation and amortization	120,030	(44,437)	(1)	(5,257)	(3)	70,336
General and administrative expenses	23,951	1,071	(2)	—		25,022
	256,890	(81,806)		(10,599)		164,485
Other operating income
Loss on sale of real estate	(15,009)	—		—		(15,009)
Real estate operating income (loss)	22,219	(19,656)		(6,054)		(3,491)
Other income (expense)
Interest expense	(37,305)	—		—		(37,305)
Loss on interest rate derivatives	(560)	—		—		(560)
Loss on extinguishment of debt	(34)	—		—		(34)
	(37,899)	—		—		(37,899)
Net loss	$(15,680)	$(19,656)		$(6,054)		$(41,390)

Basic net loss per common share:	$(0.20)					$(0.51)
Diluted net loss per common share:	$(0.20)					$(0.51)

Weighted average shares outstanding – basic	82,348					82,348
Weighted average shares outstanding – diluted	82,348					82,348

See accompanying notes to the pro forma condensed consolidated financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2019
(IN THOUSANDS, EXCEPT PER SHARE DATA)

		Disposition of Office Portfolio		Disposition of Retail Portfolio
	WashREIT					Pro Forma
Revenue
Real estate rental revenue	$309,180	$(113,508)	(1)	$(18,924)	(3)	$176,748
Expenses
Real estate expenses	115,580	(40,634)	(1)	(5,522)	(3)	69,424
Depreciation and amortization	136,253	(48,037)	(1)	(4,854)	(3)	83,362
Real estate impairment	8,374	—		—		8,374
General and administrative expenses	26,068	1,090	(2)	—		27,158
	286,275	(87,581)		(10,376)		188,318
Other operating income
Gain on sale of real estate	59,961	—		—		59,961
Real estate operating income	82,866	(25,927)		(8,548)		48,391
Other income (expense)
Interest expense	(53,734)	—		—		(53,734)
	(53,734)	—		—		(53,734)
Income (loss) from continuing operations	$29,132	$(25,927)		$(8,548)		$(5,343)

Basic income (loss) from continuing operations per common share:	$0.36					$(0.07)
Diluted income (loss) from continuing operations per common share:	$0.36					$(0.07)

Weighted average shares outstanding – basic	80,257					80,257
Weighted average shares outstanding – diluted	80,335					80,257

See accompanying notes to the pro forma condensed consolidated financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2018
(IN THOUSANDS, EXCEPT PER SHARE DATA)

		Disposition of Office Portfolio		Disposition of Retail Portfolio
	WashREIT					Pro Forma
Revenue
Real estate rental revenue	$291,730	$(110,586)	(1)	$(17,991)	(3)	$163,153
Expenses
Real estate expenses	105,592	(38,580)	(1)	(5,036)	(3)	61,976
Depreciation and amortization	111,826	(48,171)	(1)	(4,828)	(3)	58,827
Real estate impairment	1,886	—		—		1,886
General and administrative expenses	22,089	1,058	(2)	—		23,147
	241,393	(85,693)		(9,864)		145,836
Other operating income
Gain on sale of real estate	2,495	—		—		2,495
Real estate operating income	52,832	(24,893)		(8,127)		19,812
Other income (expense)
Interest expense	(50,501)	—		—		(50,501)
Loss on extinguishment of debt	(1,178)	—		—		(1,178)
	(51,679)	—		—		(51,679)
Income (loss) from continuing operations	$1,153	$(24,893)		$(8,127)		$(31,867)

Basic income (loss) from continuing operations per common share:	$0.01					$(0.41)
Diluted income (loss) from continuing operations per common share:	$0.01					$(0.41)

Weighted average shares outstanding – basic	78,960					78,960
Weighted average shares outstanding – diluted	79,042					78,960

See accompanying notes to the pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2020, 2019 AND 2018

(1)    Represents the elimination of income and expenses associated with the Office Portfolio.

(2)    Represents the rent expense for WashREIT's corporate office space at 1775 Eye Street.

(3)    Represents the elimination of income and expenses associated with the Retail Portfolio.